UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2014

KITARA MEDIA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51840	20-3881465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Blvd Suite 2620 Jersey City, New Jersey	07310
(Address of Principal Executive Offices)	(Zip Code)

(201) 539-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On March 26, 2014, in consideration of amounts loaned to Kitara Media Corp. (the “Company”), the Company issued a promissory note (the “Note”) in favor of Ironbound Partners Fund LLC (“Ironbound”), with a principal amount of $1,000,000.  The principal balance, together with interest, is due on the earlier of (a) April 25, 2014 and (b) the consummation by the Company of a private placement of its equity or debt securities or any other financing raising gross proceeds of at least $1,000,000 (either the “Maturity Date”).  However, the Note may be prepaid at any time without penalty or premium, except the payment of then-accrued interest.  Upon occurrence of an event of default by reason of failure to timely pay amounts owed under the Note, Ironbound may (i) by written notice, declare the unpaid principal balance, together with interest, immediately due and payable or (ii) appoint a number of members of the Board of Directors of the Company to constitute a majority of the Board to serve until all amounts due under the Note are paid.  Upon occurrence of an event of default by reason of certain insolvency events, the entire unpaid balance, together with interest, automatically and immediately becomes due and payable.  Interest accrues on the unpaid balance at an annual rate equal to LIBOR as published in the Wall Street Journal plus 1% per annum until the principal amount due under the Note has been paid in full.  In the event the Note is not paid by or on the Maturity Date, or such earlier date upon acceleration of repayment, the interest rate increases to 13% per annum from the date on which payment was due.

Ironbound is an affiliate of Jonathan J. Ledecky, the non-executive chairman of the Company’s board of directors.

The foregoing is only a brief description of the material terms of the Note, and does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to the agreement, which is filed as an exhibit to this Current Report.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K to the extent required.

Item 9.01       Financial Statements, Pro Forma Financial Information and Exhibits.

(d)   Exhibits:

Exhibit	Description
10.1	Promissory Note, dated March 26, 2014, in the original principal amount of $1,000,000 in favor of Ironbound Partners Fund LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITARA MEDIA CORP.

Dated: March 31, 2014	By:	/s/ Robert Regular
Robert Regular
Chief Executive Officer